                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                    VENTURE LENDING AND LEASING, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                        VENTURE LENDING & LEASING, INC.
                       VENTURE LENDING & LEASING II, INC.

                         ----------------------------

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 15, 2000

                         ----------------------------

To the Shareholders of Venture Lending & Leasing, Inc. and Venture Lending & Leasing II, Inc:

         A Joint Annual Meeting of the Shareholders of Venture Lending & Leasing, Inc. ("Fund I") and Venture Lending & Leasing II, Inc. ("Fund II") (each, a "Fund" and collectively, the "Funds") will be held at 9:00 AM, Pacific time, on November 15, 2000, at the offices of Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, CA 95131, to consider and vote on the following matters:

         1) With respect to shareholders of Fund I, electing the eight members of the Board of Directors of Fund I;

         2) With respect to shareholders of Fund II, electing the seven members of the Board of Directors of Fund II;

         3) With respect to both Funds, ratifying the selection of Arthur Andersen LLP as the Fund's independent auditors.

         Each shareholder that owned shares of a Fund on the close of business on October 9, 2000 is entitled to vote at this meeting. Shareholders may attend and vote at the meeting in person, or may complete, date and sign the enclosed proxy card and return it in the postpaid envelope provided. A shareholder that executes a proxy card may nevertheless attend the meeting and vote in person.




                                By order of the Board of Directors of each Fund


                                RONALD W. SWENSON
                                CHAIRMAN OF THE BOARD OF EACH FUND

October 23, 2000

   IF YOU PLAN TO ATTEND OUR MEETING IN PERSON, PLEASE CALL FRAN GARCIA AT
                            (212) 332-5106

            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN
 PLEASE COMPLETE THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN
                         THE ENVELOPE PROVIDED.

                         VENTURE LENDING & LEASING, INC.
                       VENTURE LENDING & LEASING II, INC.
                       2010 NORTH FIRST STREET, SUITE 310
                               SAN JOSE, CA 95131
                         ----------------------------

                                 PROXY STATEMENT
                      JOINT ANNUAL MEETING OF SHAREHOLDERS
                                NOVEMBER 15, 2000
                         ----------------------------


INTRODUCTION

         The Boards of Directors of Venture Lending & Leasing, Inc. ("Fund I") and Venture Lending & Leasing II, Inc. ("Fund II") (each, a "Fund" and collectively, the "Funds") have issued this proxy statement to solicit proxies for use at the Joint Annual Meeting of the Shareholders of the Funds to be held at 9:00 AM, Pacific time, on November 15, 2000, at the offices of Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, CA 95131, and at any adjournments thereof (collectively, the "Meeting"). This Proxy Statement, together with a Notice of Annual Meeting and Proxy Card, will be first mailed on or about October 10, 2000.

         On October 9, 2000, the record date for the Meeting ("Record Date"), there were 48,318.58 shares of Common Stock, $.001 par value ("Shares") of Fund I outstanding and entitled to vote, and 101,159.119 Shares of Fund II outstanding and entitled to vote. Each full Share is entitled to one vote, and each fractional Share is entitled to the identical fraction of one vote.

         For a shareholder's Shares to be represented at the Meeting, the shareholder must allow sufficient time for the proxy to be received by November 13, 2000. Shareholders may attend and vote at the meeting in person, or may complete, date and sign the enclosed proxy card and return it in the postpaid envelope provided. A shareholder may revoke a proxy at any time before it is exercised by notifying the Secretary of the relevant Fund in writing at the above address, or by attending the meeting and voting in person.

         If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon. Unless a shareholder marks a proxy with contrary instructions, a proxy will be voted "for" the matters listed in the accompanying Notice of Annual Meeting of Shareholders and "for" any other matters deemed appropriate. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or is marked with an abstention (collectively "abstentions"), the Shares represented thereby will be considered to be present at the Meeting for the purpose of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. Therefore, with respect to all Proposals, abstentions will be disregarded and will have no effect on the approval of the Proposals.

         A majority of the Shares of each Fund must be present in person or by proxy to constitute a quorum to transact business at the Meeting with respect to that Fund. If a quorum is not present at the

Meeting, or if a quorum is present but sufficient votes to approve one or more of the Proposals are not received, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Shares of the relevant Fund represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are required to vote "for" any such Proposal in favor of such adjournment, and will vote those proxies which they are required to vote "against" any such Proposal against such adjournment. A shareholder vote may be taken on one or more of the Proposals in this proxy statement prior to such adjournment if sufficient votes have been received.

         Proposals 1 and 2 require for approval a plurality of all votes cast by the relevant Fund's shareholders at a meeting at which a quorum is present, and Proposal 3 requires for approval a majority of all votes cast by each respective Fund's shareholders at a meeting at which a quorum is present.

         Annex A to this Proxy Statement sets forth information about those shareholders and "groups" of shareholders (as that term is used in Section 13
(d) of the Securities Exchange Act of 1934 ("Exchange Act")), who beneficially owned more than 5% of the outstanding Shares of each Fund as of the Record Date, and about the Share ownership of the Board of Directors and executive officers of each Fund.

         Proxy solicitation will be made primarily by mail, but proxy solicitations also may be made by telephone calls or personal meetings conducted by officers and employees of the Funds, Westech Investment Advisors, Inc. ("Westech Investment Advisors") and Siguler Guff Advisers, L.L.C. ("Siguler Guff Advisers"). The costs of the proxy solicitation and the preparation of this proxy statement will be borne by the Funds.

         The Annual Report for each Fund for its fiscal year ended June 30, 2000 has previously been mailed to each Fund's shareholders.



ELECTION OF DIRECTORS  (PROPOSALS 1 AND 2) - GENERAL MATTERS

         All the nominees have consented to serve as directors of the Fund for which they have been nominated if elected. If elected, each nominee will serve until the next annual meeting of shareholders or until his successor is elected and shall have qualified. Unless a shareholder gives contrary instructions on the proxy card, Shares voted by proxy will be voted in favor of the election of these nominees. If any of the nominees should withdraw or otherwise become unavailable for election, Shares represented by proxy will be voted in favor of such other nominee whom management recommends.

         These nominees, if elected, will constitute the entire Boards of Directors of the respective Funds. To be elected, each nominee must receive the favorable vote of a plurality of the Shares of the respective Funds represented at the Meeting in person or by proxy.

         The Independent Directors of each Fund constitute its Audit Committee. The Audit Committee reviews the scope and results of each Fund's annual audit with that Fund's independent auditors and recommends the engagement of auditors. The Fund's Independent Directors each receive an annual fee from each Fund of $10,000. Such directors also are reimbursed by the Fund for their expenses in attending meetings of the Board of Directors or any committee thereof and receive a fee for attendance in person at any meeting at a per diem rate of $1,000. The Fund's directors who are "interested persons" of the Fund, as defined in the 1940 Act, receive no compensation from the Fund for their services as directors. The following table shows the compensation of the independent directors from Fund I, Fund II and Fund III during the period ended June 30, 2000:

-----------------------------------------------------------------------------------------------------------------------------
COMPENSATION OF INDEPENDENT DIRECTORS OF FUND I AND FUND II
-----------------------------------------------------------------------------------------------------------------------------
DIRECTOR                         FUND I                  FUND II                FUND III               TOTAL
-------------------------------- ----------------------- ---------------------- ---------------------- ----------------------
Arthur Aeder                               --                   $10,500                  --
-------------------------------- ----------------------- ---------------------- ---------------------- ----------------------
John Cogan                              $11,000                                          --
-------------------------------- ----------------------- ---------------------- ---------------------- ----------------------
J. Michael Egan                         $10,500
-------------------------------- ----------------------- ---------------------- ---------------------- ----------------------
S. Allan Johnson                           --                   $10,500                  --
-------------------------------- ----------------------- ---------------------- ---------------------- ----------------------
Scott Malpass                           $10,000                   --                     --
-------------------------------- ----------------------- ---------------------- ---------------------- ----------------------
Louis Moelchert                            --                   $10,500                  --
-------------------------------- ----------------------- ---------------------- ---------------------- ----------------------
Roger Smith                             $10,500                   --
-------------------------------- ----------------------- ---------------------- ---------------------- ----------------------
Arthur Spinner                          $10,000                   --
-------------------------------- ----------------------- ---------------------- ---------------------- ----------------------
George Von Gehr                         $10,500                                          --
-------------------------------- ----------------------- ---------------------- ---------------------- ----------------------

         Proposal 1 and Proposal 2 each require for approval a plurality of all votes cast by the respective Fund's shareholders at a meeting at which a quorum is present

PROPOSAL 1

         TO ELECT EIGHT DIRECTORS OF FUND I

         Listed on the following page is the name, age, year of election and principal occupation during the past five years of each nominee for election to the Board of Directors of Fund I. Nominees who are "interested persons" are indicated by an asterisk.


NAME AND POSITION             AGE       DIRECTOR    OCCUPATION DURING PAST FIVE YEARS
WITH FUND                               SINCE

John F. Cogan, Director       53        1995        Senior Fellow, The Hoover Institution, Stanford University,
                                                    since 1983; Professor, Public Policy, Stanford University (by
                                                    courtesy); director of Fund II.

J. Michael Egan               47        1995        President, Chief Executive Officer, Bluebird Development,
                                                    L.L.C. since 1996; Partner, Sanderling Ventures (venture
                                                    capital firm) 1992-1996 ; prior positions as Chief Executive
                                                    Officer, board member and senior management in several medical device companies; director of Venture Lending & Leasing III,
                                                    Inc. ("Fund III")

Salvador O. Gutierrez,        57        1995        President and Director; Senior Vice President, Westech
Director and President                              Investment Advisors since 1994, and Senior Vice President,
                                                    Western Technology Investment since 1987; director of Fund II and Fund III.

Scott C. Malpass, Director    38        1994        Vice President for Finance and Chief Investment Officer, and
                                                    other positions, with University of Notre Dame since 1988.
                                                    Concurrent appointment as an Assistant Professor of Finance and
                                                    Business Economics to the University's College of Business
                                                    Administration.

Roger V. Smith, Director      58        1994        Founder and President, Smith Venture Group (advisory services for venture capital companies) since 1994.  Various positions with Silicon Valley Bank, including President and Vice
                                                    Chairman, from 1983 to 1994; director of Fund III.

Arthur Spinner, Director      50        1996        Managing Partner, Spinner Asset Management since 1993; Chairman of the Board, Spinner Global Technology Fund since 1993;
                                                    General Partner of Hambro International Equity Partners since
                                                    1981; Director, Rainifinity since 1998; director of Fund III.

Ronald W. Swenson,             55         1994       CEO and Director; President Westech Investment Advisors since
Director, Chairman and                               1994, and President and Director, Western Technology since 1980;
Chief Executive Officer*                             director of Fund II and Fund III.

George Von Gehr, Director      59         1994       Managing Partner, Alliant Partner (M&A advisory services for venture capital companies) since 1990; director of Fund II.


         During the fiscal year ended June 30, 2000, the Board of Fund I met four times and the Audit Committee met once. All directors other than Messrs. Malpass and Spinner attended at least 75% of the Board meetings held during the last fiscal year.

----------------------------
*"Interested person" (as defined in the 1940 Act) of the Fund.

PROPOSAL 2

         TO ELECT SEVEN DIRECTORS OF FUND II

         Listed on the following page is the name, age, year of election and principal occupation during the past five years of each nominee for election to the Board of Directors of Fund II. Nominees who are "interested persons" are indicated by an asterisk.

NAME AND POSITION WITH            AGE       DIRECTOR         OCCUPATION DURING PAST FIVE YEARS
FUND                                        SINCE

Arthur Aeder, Director             74        1997             President of Mariner Management Corporation; Vice
                                                              Chairman, Kisco Management Corporation; Director of
                                                              Sanford C. Bernstein Funds, Inc.

John F. Cogan, Director            53        1995             Senior Fellow, The Hoover Institution, Stanford
                                                              University, since 1983; Professor, Public Policy, Stanford
                                                              University (by courtesy); director of Fund I.

Salvador O. Gutierrez, Director    57        1997             President and Director; Senior Vice President, Westech
and President o                                               Investment Advisors since 1994, and Senior Vice President,
                                                              Western Technology Investment since 1987; director of Funds I and III.

S. Allan Johnson, Director         62        1997             Co-founder  of Western  Technology  Investment in San Jose;
                                                              currently  consults and invests in medical and  information technology  companies.  Currently  serves on the  Boards of
                                                              Sleep Solutions, Inc., Polyoptimum, Inc.

Louis Moelchert, Director          58        1997             Vice  President  for   Investments  at  the  University  of
                                                              Richmond;  Board member and former chairman of the board of
                                                              The  Common  Fund;  Chairman  of  the  Investment  Advisory
                                                              Committee  of  the  Virginia   State   Retirement   System;
                                                              President of Private Advisors, LLC.

Ronald W. Swenson, Director,       55        1994             CEO  and Director; President Westech Investment Advisors
Chairman and Chief Executive                                  since 1994, and President and Director, Western Technology
Officer*                                                      since 1980; director of Funds I and III.

George Von Gehr, Director          59        1994             Managing Partner, Alliant Partner (M&A advisory services
                                                              for venture capital companies) since 1990; director of
                                                              Fund I.

         During the fiscal year ended June 30, 2000, the Board of Fund II met four times and the Audit Committee met once. All directors other than Mr. Moelchert attended at least 75% of the Board meetings held during the last fiscal year.

----------------------------
*"Interested person" (as defined in the 1940 Act) of the Fund.

PROPOSAL 3

         TO RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP AS THE FUND'S INDEPENDENT AUDITORS

         Arthur Andersen LLP, Suite 1100, 101 Second Street, San Franciscio, CA 94105-3601, has served as each Fund's independent auditors since its inception and has been selected to serve in this capacity for each Fund's current fiscal year by each Fund's Independent Directors. Arthur Andersen LLP has informed each Fund that it has no direct or indirect financial interest in the Fund, Westech Investment Advisors or Siguler Guff Advisors or any of their affiliates. It is not expected that a representative of Arthur Andersen LLP will be available at the Meeting, but a representative would have an opportunity to make a statement if he chose to attend.

         Proposal 3 requires for approval, with respect to each Fund, the affirmative vote of a majority of the votes cast by the Fund's shareholders at a meeting at which a quorum is present.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS THE FUND'S INDEPENDENT AUDITORS.

OTHER INFORMATION

         MANAGERS. Fund I is a party to a Management Agreement, dated as of December 22, 1995 and Fund II is a party to a Management Agreement, dated as of September 8, 1997 (each, a "Management Agreement") between the Fund on the one hand, and Westech Investment Advisors and Siguler Guff Advisers on the other hand. Each Management Agreement was last approved by the relevant Fund's Board of Directors at a meeting held on September 28, 2000. The Fund I Management Agreement was approved by the Fund's shareholders at a meeting held on September 26, 1995, and the Fund II Management Agreement was approved by the Fund's initial shareholder on November 11, 1998. During the Fund's fiscal year ending June 30, 2000, the following compensation was paid to Westech Investment Advisors and Siguler Guff Advisers pursuant to the terms of the Management
Agreement:


                 Fund I                                            Fund II
----------------------------------------------------------------------------------------------------
Management Fee             Incentive Fee            Management Fee           Incentive Fee
-------------------------- ------------------------ ------------------------ ------------------------
       $2,327,613                $45,568,119              $3,189,655                   --
-------------------------- ------------------------ ------------------------ ------------------------

         Westech Investment Advisors, the Investment Manager, is a corporation that is a registered investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"). Messrs. Swenson and Gutierrez are executive officers of Westech Investment Advisors, and each own 50% of its voting securities. Westech Investment Advisor's principal business address, and the principal business address of Messrs. Swenson and Gutierrez, is 2010 North First Street, Suite 310, San Jose, CA 95131.

         Siguler Guff Advisers, the Fund Manager, is a limited liability company that is a registered investment adviser under the Advisers Act. 100% of the voting securities of Siguler Guff Advisers are beneficially owned, through holding companies, as follows: 45% by George W. Siguler, 45% by Drew J. Guff and 10% by Donald P. Spencer. A portion of the holdings of Messrs. Siguler, Guff and Spencer listed above are held in trust for their minor children. The principal business address of Siguler Guff Advisers, and the principal business address of Messrs. Siguler, Guff and Spencer, is Rockefeller Center, 630 Fifth Avenue, 16th Floor, New York, NY 10111.

         EXECUTIVE OFFICERS OF THE FUND; ADVISORY DIRECTOR. The following are the executive officers of each Fund other than Messrs. Swenson and Gutierrez.


NAME AND POSITION WITH FUND                     AGE        PRINCIPAL OCCUPATION AND BUSINESS HISTORY

George W. Siguler, Executive Vice President     52         Managing Director, Siguler Guff Advisers and affiliates
and Advisory Director                                      since 1995; Managing Director of Mitchell Hutchins
                                                           Institutional Investors from 1991 to 1995; Director and
c/o Siguler Guff Advisers                                  President of Associated Capital Advisers, Inc.
Rockefeller Center                                         (investment management firm) from 1990 through 1991 and
630 Fifth Avenue, 16th Floor                               Vice Chairman and a director of Monarch Capital New York, NY 10111
                                                           (financial services Corporation holding company) from 1984 through 1991;
                                                           Director, NovaCare Inc.

Brian R. Best, Vice President Chief             34         Various positions with Westech Investment Advisors since 1997; Director
Financial Officer and Secretary                            of Finance and Administration for Decisis Corporation (start-up software company)from 1995 to 1996; various finance positions at Ross Systems,
c/o Westech Investment Advisors Inc.                       from 1990 to 1994; various positions, Ernst & Young from 1988 to 1990.
2010 North First Street, Suite 310, San Jose,
CA 95131


Donald P. Spencer, Vice President and           44         Managing Director, Siguler Guff Advisers and affiliates
Assistant Secretary                                        since 1995; Senior Vice President (and other positions),
                                                           Mitchell Hutchins Institutional Investors and affiliates from 1989 to
c/o Siguler Guff Advisers                                  1995.
Rockefeller Center
630 Fifth Avenue, 16th Floor
New York, NY 10111



         The Fund's By-Laws provide that the Board of Directors may appoint one or more Advisory Directors of the Fund. An Advisory Director attends all meetings of the Board of Directors and provides advice and assistance to the Directors as requested. An Advisory Director does not, however, vote on any matters to be acted upon by the Board of Directors. George W. Siguler is the sole Advisory Director of the Fund.

         ANNUAL REPORTS. The Fund will furnish to shareholders, without charge, copies of its Annual Report, and subsequent quarterly reports, upon request to the Fund at 2010 North First Street, Suite 310, San Jose, CA 95131.

         SUBMISSION OF SHAREHOLDER PROPOSALS. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund, at 2010 North First Street, Suite 310, San Jose, CA 95131. To be included in the proxy for the next Annual Meeting of Shareholders, proposals should be received prior to July 31, 2001.

         OTHER MATTERS TO COME BEFORE THE MEETING. The Fund does not intend to present any other business at the Meeting, nor is it aware of any shareholder that intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

October 23, 2000

                                     ANNEX A

                       BENEFICIAL OWNERSHIP OF FUND SHARES

BENEFICIAL OWNERS OF MORE THAN 5% OF THE FUND I'S SHARES AS OF THE RECORD DATE


NAME AND ADDRESS OF SHAREHOLDER*                            NUMBER AND PERCENTAGE OF SHARES
                                                           BENEFICIALLY OWNED
=========================================================== ========================================================
Carpenter Company Profit Sharing Plan                       2,591.095; 5.36%
=========================================================== ========================================================
Orix USA                                                    3,627.532; 7.51%
=========================================================== ========================================================
Northern Trust, as Custodian for San Antonio Fire and       5,182.189; 10.72%
Police Pension Plan
=========================================================== ========================================================
University of Notre Dame                                    5,182.189; 10.72%
=========================================================== ========================================================
University of Richmond                                      5,182.189; 10.72%
=========================================================== ========================================================
MBTA Retirement Fund                                        3,109.314; 6.43%
=========================================================== ========================================================
Constellation Investment                                    4,728.116; 9.79%
=========================================================== ========================================================
Leland Stanford University                                  10,364.379; 21.45%
=========================================================== ========================================================


* Each of the shareholders listed in this Annex may be contacted c/o Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, CA 95131.

BENEFICIAL OWNERSHIP OF FUND I SHARES BY FUND DIRECTORS AND EXECUTIVE OFFICERS ON SEPTEMBER 30, 2000

     No director or executive officer of Fund I owns in excess of 1% of the Shares outstanding. Westech Investment Advisors, all the stock of which is owned by Messrs. Ronald W. Swenson and Salvador O. Gutierrez, directors of Funds, owned 51.821 Shares. Mr. Roger Smith, a director of Fund I, owned 51.821 Shares through a retirement account and 103.644 Shares personally. Mr. Michael Egan, a director of Fund I, owned 103.64 Shares. Mr. George W. Siguler, an executive officer and Advisory Director of the Funds, owned 155.464 Shares through a retirement account and 51.821 Shares jointly with his wife. Trusts for the benefit of Mr. Siguler's minor children held 103.646 Shares in the aggregate. Mr. Donald Spencer, an executive officer of the Funds, owned 10.363 Shares jointly with his wife.

BENEFICIAL OWNERS OF MORE THAN 5% OF FUND II'S SHARES AS OF THE RECORD DATE



NAME AND ADDRESS OF SHAREHOLDER*                            NUMBER AND PERCENTAGE OF SHARES
                                                            BENEFICIALLY OWNED

=========================================================== ========================================================
Leland Stanford University                                  13,794.393; 13.64%
=========================================================== ========================================================
Northern Trust, as Custodian for San Antonio Fire &         9,196.279; 9.09%
Police Pension Fund
=========================================================== ========================================================
Warner-Lambert Master Trust                                 9,196.279; 9.09%
=========================================================== ========================================================
University of Notre Dame                                    7,357.017; 7.27%


----------------------
* Each of the shareholders listed in this Annex may be contacted c/o Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, CA 95131.

BENEFICIAL OWNERSHIP OF FUND II SHARES BY FUND DIRECTORS AND EXECUTIVE OFFICERS ON SEPTEMBER 30, 2000

     No director or executive officer of Fund II owns in excess of 1% of the Shares outstanding. Westech Investment Advisors, all the stock of which is owned by Messrs. Ronald W. Swenson and Salvador O. Gutierrez, directors of the Funds, owned 505.787 Shares. Mr. Salvador O. Gutierrez along with family members owned
292.52 Shares. Mr. George W. Siguler, an executive officer and Advisory Director of the Funds, owned 321.880 Shares through a retirement account and 45.981 Shares in a non-retirement account. Trusts for the benefit of Mr. Siguler's minor children held 183.924 Shares in the aggregate. Mr. Donald Spencer, an executive officer of the Funds, owned 9.190 Shares jointly with his wife. Siguler Guff & Company L.L.C., which is owned 45% by Mr. George W. Siguler and 10% by Mr. Donald Spencer, owned 137.944 shares.

     WTI Ventures, all the stock of which is owned by Mr. S. Allan Johnson, a director of Fund II, owned 91.973 Shares. Mr. Arthur Aeder, a director of Fund II, owned 45.981 Shares. Mr. Geore Von Gehr, a director of fund II owned 183.926 Shares. Mr. John Cogan, a director, owned 32.186 Shares in a trust with his family.

--------------------------------------------------------------------------------
SHAREHOLDER NAME:
NUMBER OF SHARES:
--------------------------------------------------------------------------------

                                      PROXY

                                        VENTURE LENDING & LEASING, INC.

                          ANNUAL MEETING OF SHAREHOLDERS - NOVEMBER 15, 2000

The undersigned hereby appoints as proxies Salvador O. Gutierrez, George W. Siguler and Ronald W. Swenson and each of them (with power of substitution) to vote for the undersigned all shares of Common Stock, $0.001 par value ("Shares") of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The Shares represented by this proxy will be voted as instructed. UNLESS OTHERWISE INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VENTURE LENDING & LEASING, INC.

Please sign and date this proxy and return it in the enclosed envelope to Siguler Guff Advisers, L.L.C., Rockefeller Center, 630 Fifth Avenue, 16th Floor, New York, NY 10111.

         PLEASE INDICATE YOUR VOTE BY AN "X" IN THE APPROPRIATE BOX BELOW. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS BELOW.



Election of John F. Cogan, J. Michael Egan, Salvador O. Gutierrez, Scott C. Malpass, Roger V. Smith, Arthur Spinner, Ronald W. Swenson and George Von Gehr as Directors of the Fund
(strike out names of an individual nominee to withhold authority to vote for that nominee)

 FOR          WITHHOLD

------         ------



Ratification of the selection of Arthur Andersen LLP as the Fund's independent auditors

 FOR            AGAINST           ABSTAIN

------          ------             ------

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

If Shares are held jointly, each Shareholder named should sign. If only one signs, his or her signature will be binding. If the Shareholder is a corporation, the President or Vice President should sign in his or her own name, indicating title. If the Shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner." If the Shareholder is a trust, an authorized officer of the Trustee should sign, indicating title.

Please sign exactly as the Shares are registered (indicated below)




------------------------------------------------
 (Signature of Shareholder; indicate name and title below if applicable)










-----------------------------------------------
 (Signature of joint Shareholder, if any)

 Dated ______________, 2000